UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

Waddell & Reed InvestEd Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2009

Waddell & Reed InvestEd Growth Portfolio
Waddell & Reed InvestEd Balanced Portfolio
Waddell & Reed InvestEd Conservative Portfolio

CONTENTS
Waddell & Reed InvestEd Portfolios

President's Letter	3
Management Discussion	4
Illustration of Portfolio Expenses	7
Portfolio Highlights	9
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Income Tax Information	24
Board of Trustees and Officers	25
Renewal of Investment Management Agreement	28
Annual Privacy Notice	32
Proxy Voting Information	33
Quarterly Portfolio Schedule Information	34
Householding Notice	34

This report is submitted for the general information of the shareholders of Waddell & Reed InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current Waddell & Reed InvestEd Portfolios prospectus, or summary prospectus, if available, along with the InvestEd Program Overview and InvestEd Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the InvestEd Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

PRESIDENT'S LETTER
Waddell & Reed InvestEd Portfolios

DECEMBER 31, 2009 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Over the last 12 months, investors have endured what is perhaps best described as a Tale of Two Markets. The first market occurred in the first three months of the year, as the global financial crisis that began in 2008 persisted. Despite a $787 billion federal stimulus package, the U.S. economy, like other developed markets receiving governmental stimulus, continued to struggle. Unemployment rose, banks failed at an alarming rate and the federal deficit soared. By March 9, 2009, U.S. equities had fallen to their lowest levels since 1997. Many thousands of Americans had watched their savings evaporate, their investment portfolios shrink, and many lost their homes.

The second market emerged later that same month, when several stimulus programs were implemented, including a $75 billion housing rescue plan, the Federal Reserve Bank's plan to buy long-term Treasury securities and mortgage-backed securities and the Treasury decision to buy toxic real estate assets from banks. These aggressive efforts, and similar monetary and fiscal policies being implemented in foreign developed markets, did much to deter the global financial and economic meltdown that had just months earlier been feared inevitable.

Despite a steady stream of relatively weak economic and earnings data, investors began to demonstrate a return of some appetite for risk. In early spring, a rise in existing home sales suggested that the housing market may have found its floor. In the third quarter, gross domestic product expanded at a 2.8 percent annualized rate. Progress continued into the fourth quarter, despite a minor stumble in November when the Dubai World conglomerate in the Persian Gulf asked creditors for a suspension of interest payments on $60 billion of its $80 billion in debt. The year ended with all the major indexes posting double-digit returns, and some posting record single-year gains. Specifically, the S&P 500 Index gained 26.47 percent for the year ended December 31, 2009. Fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, did well, increasing 5.07 percent for the year.

Although numerous problems remain, we are optimistic that better days are ahead.

Economic Snapshot

	12/31/09	12/31/08
S&P 500 Index	1115.10	890.64
MSCI EAFE Index	1580.77	1237.42
Citigroup Broad Investment Grade Index (annualized yield to maturity)	3.49%	3.75%
U.S. unemployment rate	10.00%	7.20%
30-year fixed mortgage rate	5.14%	5.10%
Oil price per barrel	$79.36	$44.60

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGEMENT DISCUSSION
Waddell & Reed InvestEd Portfolios

DECEMBER 31, 2009 (UNAUDITED)

On the pages that follow, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2009. Mr. Avery has 31 years of industry experience and has managed the Portfolios since inception. Mr. Caldwell joined the team in January 2007 and our investment management organization in 2000. He has 12 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio's results to three benchmark indexes, as shown below. The S&P 500 Index represents large- and medium-sized U.S. stocks. The Citigroup Broad Investment Grade Index represents bonds with ratings of BBB or higher. The Citigroup Short-Term Index for 1 Month Certificates of Deposit represents cash.

Performance Summary as of Dec. 31, 2009

One -Year Total Returns
W&R InvestEd Growth Portfolio
Including Sales Charge	17.77%
Without Sales Charge	24.96%
W&R InvestEd Balanced Portfolio
Including Sales Charge	9.63%
Without Sales Charge	16.31%
W&R InvestEd Conservative Portfolio
Including Sales Charge	2.09%
Without Sales Charge	6.62%
Benchmark Performance
S&P 500 Index	26.47%
Citigroup Broad Investment Grade Index	5.07%
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.32%

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found on page 6 of this report.

Portfolio modifications

During the fiscal year we made modifications to all three InvestEd Portfolios in response to the changing market environment. The most significant change occurred in the Conservative Portfolio, where we sold approximately 90 percent of the Portfolio's Waddell & Reed Advisors Cash Management position and reallocated the bulk of the proceeds to the Waddell & Reed Advisors Core Investment and Waddell & Reed Advisors Government Securities Funds, with a smaller allocation into Waddell & Reed Advisors Bond Fund. We did this in an effort to better position the Conservative Portfolio to benefit from the market rally that began near the end of the first quarter of the year - a rally that ultimately persevered throughout the remainder of 2009 and significantly boosted the Conservative Portfolio returns.

The most significant change we made to the Growth Portfolio was selling its entire Waddell & Reed Advisors Cash Management position and using the proceeds to more than double the Portfolio's stake in Waddell & Reed Advisors International Growth Fund. We did this in an effort to capitalize on the tremendous growth underway in a number of the developed foreign markets that Fund pursues. We took similar action - and for the same reason - with respect to the Balanced Portfolio, taking the bulk of its Waddell & Reed Advisors Cash Management exposure (which represented nearly a quarter of the Portfolio's assets in the first quarter) and redeploying those assets into Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Vanguard Fund.

Market overview

At the time of our last annual report to you, the global financial system tottered on the edge of collapse as the burgeoning credit crisis in the United States served as the catalyst for the greatest worldwide recession since the 1930s. The malaise continued into 2009, as America's balance-sheet recession deepened, home prices plummeted and unemployment spiraled. On March 6, 2009, the Dow Jones Industrial Average broke below 6500 and the S&P 500 Index declined to 666.79, falling another 25 percent from the end of 2008 and recording losses of more than 50 percent from their 2007 peaks. This ultimately proved to be the turning point.

Since then, due to massive stimulus implemented by governments in many developed economies, markets rallied impressively. Investment banks, particularly those that had received TARP assistance, began predicting a positive first quarter, which in turn sparked a reversal in investor sentiment. Investors once again discovered their appetite for risk and demonstrated their preference for lower-quality or less financially secure businesses, driving a low-quality rally that ultimately drove up the prices of those businesses that had declined the most in the credit crisis. In April, all capitalization segments of stocks recorded double-digit gains, and eight of the nine market sectors in the broad-based Russell 3000 Index were in positive territory. By May, news of improving earnings and better consumer sentiment about the global economic outlook bolstered equities, and the S&P 500 Index completed its third consecutive month of gains. Global stocks fared even better due to renewed strength in developed markets and a powerful rise in emerging markets. The upward trajectory continued through the summer months.

During the third quarter of 2009, and for the first time in more than a year, U.S. gross domestic product registered growth, and the final quarter of 2009 saw improvements in rising home sales, better retail sales, slightly less negative employment trends and continued low interest rates. Manufacturing indices from Europe to Asia showed positive momentum, reflecting a potentially broad manufacturing recovery. Auto sales in places such as China surged as a burgeoning middle class there demonstrated its growing buying power. Strong investment in infrastructure also recovered, as did prices of commodities that support infrastructure build out.

The U.S. stock market's breathtaking decline and subsequent recovery were mirrored by the bond market, which staged its own roller coaster ride. When 2009 opened, the credit markets were virtually frozen and investors sought the relative safety of U.S. Treasuries, ultimately driving the yield curve to nearly unprecedented levels. As the year progressed and investors' risk tolerance returned to more normal levels, demand for corporate bonds increased, driving their prices higher and weighing on yields. During the 12-month fiscal period, both taxable and municipal bonds returned more than 13 percent. At the same time, low interest rates had a negative effect on short-term instruments, such as money market funds.

As 2009 wound to a close, stock indices hit new recovery highs; the S&P 500 Index surged more than 65 percent from its March 2009 lows to record a 26.47 percent gain. Many global markets did even better; the MSCI EAFE Index ended the year with an annual gain of more than 32 percent. The Hang Seng Hong Kong Index returned 53.94 percent, while MSCI's emerging market index surged nearly 110 percent since early March.

Our outlook

We believe 2010 will likely be a volatile year for investors, due largely to concerns about sovereign credit risk. What we went through 18 months ago was a crisis of confidence; confidence may well have been restored, but a tremendous debt is still there, it's just been absorbed by governments that injected massive fiscal stimulus to create liquidity. We very well may encounter an environment in which volatility is punctuated by concern about what policy makers are going to do and what outcomes that may drive.

One of the significant themes we're anticipating in the months ahead is a transition from a liquidity-driven market to a "stock picker's" market. For that reason, we are less concerned with where a stock is domiciled - its geographical location - than we are in identifying what we feel are the steady-growth companies that fit our criteria for sustainable competitive advantage. We believe the way to succeed in 2010 is to spend less time on the macro view and more time on micro analysis and individual security selection. This plays very well into the investment theme that we have had in place for some time - our belief in the opportunities presented by the emerging middle class as the global economy rebalances.

College costs on the rise

As college costs continue to rise, most students and their families can expect to pay, on average, from $172 to $1,096 more than last year for this year's tuition and fees, depending on the type of college or higher-education institution. That's according to recently released reports from the College Board, a not-for-profit association that provides programs and services to college-bound students. Unfortunately, given the economic downturn, student debt loads are increasing too, while the high unemployment rate has many recent grads unable to find positions in their chosen fields. Sadly, fewer than 1 in 5 students in the class of 2009 had a job upon graduation. This discouraging environment may leave some parents and students wondering if attaining that degree is worth the investment of time, energy and effort.

The rising costs of college present additional challenges for families during periods of recession. But as money managers, we wish to stress the importance of maintaining your focus on your long-term goals, despite current market and economic conditions, and not let a short-term setback deter your progress toward the goals you've set to fund your student's higher education, so that he or she can in turn work to achieve their full potential and promise. In the year ahead, we will be especially mindful that the realization of your dreams depends in part on our successful management of your assets.

As with any mutual fund, the value of each Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios' prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
InvestEd Portfolios

(UNAUDITED)

InvestEd Growth Portfolio(1)	$15,135
InvestEd Balanced Portfolio(1)	$14,237
InvestEd Conservative Portfolio(1)	$12,954
S&P 500 Index	$12,566
Citigroup Broad Investment Grade Index	$15,465
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$12,440

	INVESTED GROWTH FUND CLASS A SHARES	INVESTED BALANCED FUND CLASS A SHARES	INVESTED CONSERVATIVE FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT

10/1/01	9,425	9,425	9,425	10,000	10,000	10,000
12/31/01	10,239	9,991	9,640	11,068	10,002	10,058
12/31/02	8,812	9,147	9,673	8,622	11,011	10,238
12/31/03	10,796	10,601	10,067	11,098	11,474	10,361
12/31/04	11,874	11,401	10,360	12,306	11,987	10,508
12/31/05	12,941	12,200	10,621	12,911	12,295	10,857
12/31/06	14,536	13,551	11,271	14,951	12,828	11,416
12/31/07	16,340	15,020	11,964	15,772	13,754	12,033
12/31/08	12,112	12,240	12,150	9,936	14,719	12,400
12/31/09	15,135	14,237	12,954	12,566	15,465	12,440

(1)The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Growth	Balanced	Conservative
1-year period ended 12-31-09	17.77%	9.63%	2.09%
5-year period ended 12-31-09	3.74%	3.31%	3.67%
10-year period ended 12-31-09	––	––	––
Since inception of Portfolio(3) through 12-31-09	5.15%	4.37%	3.38%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Portfolio's most recent month-end performance. Shares carry a maximum front-end sales load of 5.75% for Growth and Balanced and 4.25% for Conservative.

(3)10-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

ILLUSTRATION OF PORTFOLIO EXPENSES
Waddell & Reed InvestEd Portfolios

(UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio's annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2009.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. As of the close of the six months covered by the tables, a customer is charged an initial fee of ten dollars for each new account. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
InvestEd Growth Portfolio
Based on Actual Portfolio Return(1)	$1,000	$1,176.80	0.25%	$1.41
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
InvestEd Balanced Portfolio
Based on Actual Portfolio Return(1)	$1,000	$1,127.40	0.25%	$1.38
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

For the Six Months Ended December 31, 2009	Beginning Account Value 6-30-09	Ending Account Value 12-31-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
InvestEd Conservative Portfolio
Based on Actual Portfolio Return(1)	$1,000	$1,062.10	0.25%	$1.34
Based on 5% Return(2)	$1,000	$1,023.95	0.25%	$1.32

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2009, and divided by 365.

(1)This line uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Account Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This line uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

PORTFOLIO HIGHLIGHTS
Waddell & Reed InvestEd Portfolios

ALL DATA IS AS OF DECEMBER 31, 2009 (UNAUDITED)

InvestEd Growth Portfolio - Asset Allocation

Waddell & Reed Advisors International Growth Fund, Class Y	28.33%
Waddell & Reed Advisors Core Investment Fund, Class Y	15.07%
Waddell & Reed Advisors Value Fund, Class Y	13.34%
Waddell & Reed Advisors Global Bond Fund, Class Y	9.34%
Waddell & Reed Advisors Small Cap Fund, Class Y	8.30%
Waddell & Reed Advisors Vanguard Fund, Class Y	7.95%
Waddell & Reed Advisors High Income Fund, Class Y	5.02%
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	4.95%
Waddell & Reed Advisors Bond Fund, Class Y	4.58%
Waddell & Reed Advisors New Concepts Fund, Class Y	3.12%

InvestEd Balanced Portfolio - Asset Allocation

Waddell & Reed Advisors Government Securities Fund, Class Y	18.59%
Waddell & Reed Advisors Vanguard Fund, Class Y	16.36%
Waddell & Reed Advisors International Growth Fund, Class Y	15.61%
Waddell & Reed Advisors Core Investment Fund, Class Y	12.40%
Waddell & Reed Advisors Value Fund, Class Y	10.54%
Waddell & Reed Advisors High Income Fund, Class Y	5.16%
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	5.09%
Waddell & Reed Advisors Global Bond Fund, Class Y	4.81%
Waddell & Reed Advisors Bond Fund, Class Y	4.72%
Waddell & Reed Advisors Cash Management, Class A	4.58%
Waddell & Reed Advisors New Concepts Fund, Class Y	2.14%

InvestEd Conservative Portfolio - Asset Allocation

Waddell & Reed Advisors Core Investment Fund, Class Y(1)	42.50%
Waddell & Reed Advisors Government Securities Fund, Class Y	38.27%
Waddell & Reed Advisors Bond Fund, Class Y	9.74%
Waddell & Reed Advisors Cash Management, Class A	9.49%

(1)The percentage of investments in the underlying fund is currently not within the target allocation range disclosed in the Portfolio's prospectus due to market movements; this percentage is expected to change over time, and deviation from the target allocation range due to market movements is permitted by the prospectus.

SCHEDULE OF INVESTMENTS
Waddell & Reed InvestEd Portfolios (in thousands)

DECEMBER 31, 2009

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	892	$5,432
Waddell & Reed Advisors Core Investment Fund, Class Y	3,612	17,880
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	455	5,865
Waddell & Reed Advisors Global Bond Fund, Class Y	2,841	11,082
Waddell & Reed Advisors High Income Fund, Class Y	888	5,948
Waddell & Reed Advisors International Growth Fund, Class Y	3,978	33,614
Waddell & Reed Advisors New Concepts Fund, Class Y (A)	396	3,696
Waddell & Reed Advisors Small Cap Fund, Class Y (A)	820	9,843
Waddell & Reed Advisors Value Fund, Class Y	1,552	15,819
Waddell & Reed Advisors Vanguard Fund, Class Y	1,284	9,423

TOTAL AFFILIATED MUTUAL FUNDS - 100.00%		$118,602

(Cost: $121,895)

SHORT-TERM SECURITIES - 0.13%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$153	$153
(Cost: $153)

TOTAL INVESTMENT SECURITIES - 100.13%		$118,755

(Cost: $122,048)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.13%)		(159)

NET ASSETS - 100.00%		$118,596

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$122,108

Gross unrealized appreciation	6,424
Gross unrealized depreciation	(9,777)

Net unrealized depreciation	$(3,353)

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	687	$4,185
Waddell & Reed Advisors Cash Management, Class A	4,064	4,064
Waddell & Reed Advisors Core Investment Fund, Class Y	2,222	10,997
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	350	4,514
Waddell & Reed Advisors Global Bond Fund, Class Y	1,095	4,269
Waddell & Reed Advisors Government Securities Fund, Class Y	2,933	16,484
Waddell & Reed Advisors High Income Fund, Class Y	683	4,579
Waddell & Reed Advisors International Growth Fund, Class Y	1,638	13,845
Waddell & Reed Advisors New Concepts Fund, Class Y (A)	203	1,894
Waddell & Reed Advisors Value Fund, Class Y	918	9,351
Waddell & Reed Advisors Vanguard Fund, Class Y	1,976	14,507

TOTAL AFFILIATED MUTUAL FUNDS - 100.00%		$88,689

(Cost: $88,363)

SHORT-TERM SECURITIES - 0.19%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (B)	$168	$168
(Cost: $168)

TOTAL INVESTMENT SECURITIES - 100.19%		$88,857

(Cost: $88,531)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)		(170)

NET ASSETS - 100.00%		$88,687

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$88,546

Gross unrealized appreciation	3,289
Gross unrealized depreciation	(2,978)

Net unrealized appreciation	$311

SCHEDULE OF INVESTMENTS
Waddell & Reed InvestEd Portfolios (in thousands)

DECEMBER 31, 2009

InvestEd Conservative Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value

Waddell & Reed Advisors Bond Fund, Class Y	931	$5,668
Waddell & Reed Advisors Cash Management, Class A	5,526	5,526
Waddell & Reed Advisors Core Investment Fund, Class Y	4,998	24,742
Waddell & Reed Advisors Government Securities Fund, Class Y	3,965	22,283

TOTAL AFFILIATED MUTUAL FUNDS - 100.00%		$58,219

(Cost: $55,532)

SHORT-TERM SECURITIES - 0.70%	Principal

Master Note
Toyota Motor Credit Corporation,
0.117%, 1-1-10 (A)	$410	$410
(Cost: $410)

TOTAL INVESTMENT SECURITIES - 100.70%		$58,629

(Cost: $55,942)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.70%)		(410)

NET ASSETS - 100.00%		$58,219

Notes to Schedule of Investments

(A)Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009. Date shown represents reset date.

For Federal income tax purposes, cost of investments owned at December 31, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$55,942

Gross unrealized appreciation	2,687
Gross unrealized depreciation	––

Net unrealized appreciation	$2,687

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Waddell & Reed InvestEd Portfolios

AS OF DECEMBER 31, 2009

(In thousands, except per share amounts)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio

ASSETS
Investments in affiliated mutual funds at market value+	$118,602	$88,689	$58,219
Investments in unaffiliated securities at market value+	153	168	410

Investments at Market Value	118,755	88,857	58,629

Cash	10	10	9
Investment securities sold receivable	––	––	25
Dividends and interest receivable	50	97	77
Capital shares sold receivable	226	114	43
Prepaid and other assets	––	––	––	*

Total Assets	119,041	89,078	58,783

LIABILITIES
Investment securities purchased payable	200	277	152
Capital shares redeemed payable	240	110	411
Trustees' fees payable	3	2	1
Distribution and service fees payable	1	1	––	*
Other liabilities	1	1	––	*

Total Liabilities	445	391	564

Total Net Assets	$118,596	$88,687	$58,219

NET ASSETS
Capital paid in (shares authorized - unlimited)	$120,778	$87,779	$55,553
Undistributed (distributions in excess of) net investment income	(1)	3	3
Accumulated net realized gain (loss)	1,112	578	(24)
Net unrealized appreciation (depreciation)	(3,293)	327	2,687

Total Net Assets	$118,596	$88,687	$58,219

CAPITAL SHARES OUTSTANDING	10,851	8,232	5,302
NET ASSET VALUE PER SHARE	$10.93	$10.77	$10.98
+COST
Investments in affiliated mutual funds at cost	$121,895	$88,363	$55,532
Investments in unaffiliated securities at cost	153	168	410

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Waddell & Reed InvestEd Portfolios

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

(In thousands)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio

INVESTMENT INCOME
Dividends from affiliated mutual funds	$2,245	$1,972	$880
Interest and amortization from unaffiliated securities	1	1	1

Total Investment Income	2,246	1,973	881

EXPENSES
Distribution and service fees	269	202	136

Net Investment Income	1,977	1,771	745

REALIZED AND UNREALIZED GAIN
Net realized gain on investments in affiliated mutual funds	2,533	1,093	130
Net change in unrealized appreciation on investments in affiliated mutual funds	20,006	9,750	2,686

Net Realized and Unrealized Gain	22,539	10,843	2,816

Net Increase in Net Assets Resulting from Operations	$24,516	$12,614	$3,561

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed InvestEd Portfolios

	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
(In thousands)	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08	Fiscal year ended 12-31-09	Fiscal year ended 12-31-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,977	$2,171	$1,771	$1,841	$745	$889
Net realized gain (loss) on investments	2,533	2,360	1,093	259	130	(153)
Net change in unrealized appreciation (depreciation)	20,006	(41,091)	9,750	(19,660)	2,686	(60)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,516	(36,560)	12,614	(17,560)	3,561	676

Distributions to Shareholders From:
Net investment income	(1,975)	(2,410)	(1,771)	(1,959)	(742)	(905)
Net realized gains	(2,063)	(8,274)	(65)	(3,443)	––	(277)

Total Distributions to Shareholders	(4,038)	(10,684)	(1,836)	(5,402)	(742)	(1,182)

Capital Share Transactions	(4,947)	4,785	1,949	2,284	5,815	8,936

Net Increase (Decrease) in Net Assets	15,531	(42,459)	12,727	(20,678)	8,634	8,430
Net Assets, Beginning of Period	103,065	145,524	75,960	96,638	49,585	41,155

Net Assets, End of Period	$118,596	$103,065	$88,687	$75,960	$58,219	$49,585

Undistributed (distributions in excess of) net investment income	$(1)	$(2)	$3	$3	$3	$(1)

See Accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
Waddell & Reed InvestEd Portfolios

FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

InvestEd Growth Portfolio
Fiscal year ended 12-31-2009	$9.05	$0.19	$2.07	$2.26	$(0.19)	$(0.19)	$(0.38)
Fiscal year ended 12-31-2008	13.63	0.22	(3.75)	(3.53)	(0.24)	(0.81)	(1.05)
Fiscal year ended 12-31-2007	13.92	0.21	1.48	1.69	(0.27)	(1.71)	(1.98)
Fiscal year ended 12-31-2006	12.92	0.17	1.42	1.59	(0.20)	(0.39)	(0.59)
Fiscal year ended 12-31-2005	12.06	0.10	0.99	1.09	(0.10)	(0.13)	(0.23)

InvestEd Balanced Portfolio
Fiscal year ended 12-31-2009	9.45	0.21	1.33	1.54	(0.21)	(0.01)	(0.22)
Fiscal year ended 12-31-2008	12.49	0.25	(2.57)	(2.32)	(0.26)	(0.46)	(0.72)
Fiscal year ended 12-31-2007	12.71	0.28	1.08	1.36	(0.32)	(1.26)	(1.58)
Fiscal year ended 12-31-2006	11.95	0.24	1.08	1.32	(0.25)	(0.31)	(0.56)
Fiscal year ended 12-31-2005	11.42	0.15	0.65	0.80	(0.15)	(0.12)	(0.27)

InvestEd Conservative Portfolio
Fiscal year ended 12-31-2009	10.43	0.14	0.55	0.69	(0.14)	––	(0.14)
Fiscal year ended 12-31-2008	10.52	0.19	(0.03)	0.16	(0.19)	(0.06)	(0.25)
Fiscal year ended 12-31-2007	10.66	0.36	0.29	0.65	(0.37)	(0.42)	(0.79)
Fiscal year ended 12-31-2006	10.44	0.32	0.32	0.64	(0.33)	(0.09)	(0.42)
Fiscal year ended 12-31-2005	10.43	0.17	0.09	0.26	(0.17)	(0.08)	(0.25)

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate

InvestEd Growth Portfolio
Fiscal year ended 12-31-2009	$10.93	24.96%	$119	0.25%	1.83%	––%	––%	24%
Fiscal year ended 12-31-2008	9.05	-25.87	103	0.25	1.73	––	––	18
Fiscal year ended 12-31-2007	13.63	12.41	146	0.25	1.34	––	––	29
Fiscal year ended 12-31-2006	13.92	12.33	130	0.25	1.30	––	––	5
Fiscal year ended 12-31-2005	12.92	8.99	86	0.74	0.81	1.00	0.55	5

InvestEd Balanced Portfolio
Fiscal year ended 12-31-2009	10.77	16.31	89	0.25	2.19	––	––	28
Fiscal year ended 12-31-2008	9.45	-18.50	76	0.25	2.11	––	––	33
Fiscal year ended 12-31-2007	12.49	10.84	97	0.25	2.06	––	––	17
Fiscal year ended 12-31-2006	12.71	11.08	87	0.25	1.99	––	––	11
Fiscal year ended 12-31-2005	11.95	7.00	58	0.71	1.32	0.98	1.05	5

InvestEd Conservative Portfolio
Fiscal year ended 12-31-2009	10.98	6.62	58	0.25	1.37	––	––	103
Fiscal year ended 12-31-2008	10.43	1.56	50	0.25	1.94	––	––	47
Fiscal year ended 12-31-2007	10.52	6.15	41	0.25	3.65	––	––	30
Fiscal year ended 12-31-2006	10.66	6.12	31	0.25	3.21	––	––	56
Fiscal year ended 12-31-2005	10.44	2.53	18	0.85	1.83	1.12	1.56	22

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Waddell & Reed InvestEd Portfolios (amounts in thousands)

DECEMBER 31, 2009
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Waddell & Reed InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). Waddell & Reed InvestEd Portfolios, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (Trust Fund). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. Waddell & Reed InvestEd Growth Portfolio, Waddell & Reed InvestEd Balanced Portfolio and Waddell & Reed InvestEd Conservative Portfolio (each, a Portfolio) are each a series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (W&R), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Securities Valuation. Investments in affiliated mutual funds within the Waddell & Reed Advisors Funds family are valued at their net asset value as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates market value.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended December 31, 2009, management believes that under this standard no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2005.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnifications. The Trust's organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain of the underlying funds may have a concentration of risk which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through February 10, 2010, the date this report was issued.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Effective January 1, 2006, all fees which would have been paid by each Portfolio have been eliminated, with the exception of the distribution and service fee. Under a Distribution and Service Plan for each Portfolio's shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio's average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts.

The Portfolios pay no management fees; however, Waddell & Reed Investment Management Company (WRIMCO) receives management fees from the underlying funds. Each Portfolio pays advisory fees to WRIMCO indirectly, as shareholders in the underlying funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the underlying funds.

As principal underwriter for each Portfolio's shares, W&R receives gross sales commissions (which are not an expense of the Portfolios) for each Portfolio's shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount and paid to W&R. During the fiscal year ended December 31, 2009, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC

InvestEd Growth Portfolio	$596	$––
InvestEd Balanced Portfolio	355	––
InvestEd Conservative Portfolio	118	––

With respect to each Portfolio's shares, W&R pays sales commissions and all expenses in connection with the sale of the InvestEd Plan's shares, except for registration fees and related expenses. During the fiscal year ended December 31, 2009, W&R paid the following amounts: InvestEd Growth Portfolio - $329; InvestEd Balanced Portfolio - $197 and InvestEd Conservative Portfolio - $65.

3. INVESTMENT VALUATIONS

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Portfolio's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Portfolio's investments by the above fair value hierarchy levels as of December 31, 2009:

Portfolio	Level 1	Level 2	Level 3

InvestEd Growth Portfolio
Assets
Investments in Securities
Affiliated Mutual Funds	$118,602	$––	$––
Short-Term Securities	––	153	––

Total Investments in Securities	$118,602	$153	$––

InvestEd Balanced Portfolio
Assets
Investments in Securities
Affiliated Mutual Funds	$88,689	$––	$––
Short-Term Securities	––	168	––

Total Investments in Securities	$88,689	$168	$––

InvestEd Conservative Portfolio
Assets
Investments in Securities
Affiliated Mutual Funds	$58,219	$––	$––
Short-Term Securities	––	410	––

Total Investments in Securities	$58,219	$410	$––

There were no Level 3 securities owned during the fiscal year ended December 31, 2009.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2009, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

InvestEd Growth Portfolio	$25,731	$32,383
InvestEd Balanced Portfolio	24,782	22,648
InvestEd Conservative Portfolio	61,738	55,748

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2009 and the related net capital losses and post-October activity were as follows:

	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio

Net ordinary income	$3,107	$2,172	$745
Distributed ordinary income	2,837	1,836	742
Undistributed ordinary income	281	340	4

Realized long term capital gains	1,363	259	––
Distributed long term capital gains	1,201	––	––
Undistributed long term capital gains	894	259	––

Post-October losses deferred	––	––	––

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

InvestEd Conservative Portfolio

December 31, 2016	$24

6. CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	For the fiscal year ended December 31,

	2009		2008

Portfolio	Shares	Value	Shares	Value

InvestEd Growth Portfolio
Shares issued from sale of shares	1,620	$15,901	1,507	$18,097
Shares issued in reinvestment of distributions to shareholders	372	4,038	1,185	10,684
Shares redeemed	(2,529)	(24,886)	(1,979)	(23,996)

Net increase (decrease)	(537)	$(4,947)	713	$4,785

InvestEd Balanced Portfolio
Shares issued from sale of shares	2,088	$20,770	1,694	$19,437
Shares issued in reinvestment of distributions to shareholders	171	1,836	574	5,402
Shares redeemed	(2,062)	(20,657)	(1,968)	(22,555)

Net increase	197	$1,949	300	$2,284

InvestEd Conservative Portfolio
Shares issued from sale of shares	1,701	$18,112	1,687	$17,877
Shares issued in reinvestment of distributions to shareholders	67	742	114	1,182
Shares redeemed	(1,222)	(13,039)	(956)	(10,123)

Net increase	546	$5,815	845	$8,936

7. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended December 31, 2009 follows:

Portfolio	12-31-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)(1)	Distributions Received	12-31-09 Share Balance	12-31-09 Market Value

InvestEd Growth Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	851	$1,019	$769	$6	$226	892	$5,432
Waddell & Reed Advisors Cash Management, Class A	14,785	465	15,250	––	87	––	––
Waddell & Reed Advisors Core Investment Fund, Class Y	3,706	1,927	2,159	166	180	3,612	17,880
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	465	666	711	64	76	455	5,865
Waddell & Reed Advisors Global Bond Fund, Class Y	2,946	1,153	1,456	94	384	2,841	11,082
Waddell & Reed Advisors High Income Fund, Class Y	1,006	841	1,269	316	510	888	5,948
Waddell & Reed Advisors International Growth Fund, Class Y	2,130	17,258	2,538	792	506	3,978	33,614
Waddell & Reed Advisors New Concepts Fund, Class Y(2)	504	198	879	167	––	396	3,696
Waddell & Reed Advisors Small Cap Fund, Class Y(2)	1,007	529	1,887	541	––	820	9,843
Waddell & Reed Advisors Value Fund, Class Y	1,662	1,078	1,781	234	208	1,552	15,819
Waddell & Reed Advisors Vanguard Fund, Class Y	1,394	597	1,151	153	68	1,284	9,423

					$2,245		$118,602

InvestEd Balanced Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	637	$588	$281	$6	$173	687	$4,185
Waddell & Reed Advisors Cash Management, Class A	18,445	866	15,248	––	121	4,064	4,064
Waddell & Reed Advisors Core Investment Fund, Class Y	2,219	820	724	120	111	2,222	10,997
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	348	354	295	46	58	350	4,514
Waddell & Reed Advisors Global Bond Fund, Class Y	1,103	443	427	54	147	1,095	4,269
Waddell & Reed Advisors Government Securities Fund, Class Y	2,594	3,060	1,144	6	536	2,933	16,484
Waddell & Reed Advisors High Income Fund, Class Y	753	686	901	239	390	683	4,579
Waddell & Reed Advisors International Growth Fund, Class Y	613	8,461	562	189	208	1,638	13,845
Waddell & Reed Advisors New Concepts Fund, Class Y(2)	251	118	405	108	––	203	1,894
Waddell & Reed Advisors Value Fund, Class Y	957	714	914	171	123	918	9,351
Waddell & Reed Advisors Vanguard Fund, Class Y	782	8,672	654	154	105	1,976	14,507

					$1,972		$88,689

InvestEd Conservative Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	––	$6,026	$441	$7	$98	931	$5,668
Waddell & Reed Advisors Cash Management, Class A	49,411	7,835	51,720	––	327	5,526	5,526
Waddell & Reed Advisors Core Investment Fund, Class Y	––	23,835	1,678	112	124	4,998	24,742
Waddell & Reed Advisors Government Securities Fund, Class Y	––	24,042	1,779	11	331	3,965	22,283

					$880		$58,219

(1)Distributions from capital gains from the underlying funds, if applicable, are included here.
(2)No dividends were paid during the preceding 12 months.

8. CHANGE IN STRUCTURE

On April 30, 2009, the three series of Waddell & Reed InvestEd Portfolios, Inc., a Maryland corporation, were reorganized as a corresponding series of Waddell & Reed InvestEd Portfolios, a Delaware statutory trust, pursuant to a Plan of Reorganization and Termination that was approved by shareholders. The reorganization was accomplished through tax-free exchanges of shares, which had no impact on net assets, operations and number of shares outstanding.

9. REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the Ivy Funds Variable Insurance Portfolios (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Waddell & Reed InvestEd Portfolios

To the Shareholders and Board of Trustees of Waddell & Reed InvestEd Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Waddell & Reed InvestEd Portfolios (the "Trust") (formerly Waddell & Reed InvestEd Portfolios, Inc.) comprising Waddell & Reed InvestEd Growth Portfolio, Waddell & Reed InvestEd Balanced Portfolio, and Waddell & Reed InvestEd Conservative Portfolio, as of December 31, 2009, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Trust as of December 31, 2009, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2010

INCOME TAX INFORMATION
Waddell & Reed InvestEd Portfolios

AMOUNTS NOT ROUNDED

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios designated the following amounts as distributions of long-term capital gains: Growth Portfolio, $1,200,896. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

BOARD OF TRUSTEES AND OFFICERS
Waddell & Reed InvestEd Portfolios

Each of the individuals listed below serves as a trustee for the Trust (3 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Ivy Funds Variable Insurance Portfolios (25 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (18 portfolios) and Ivy Funds, Inc. (14 portfolios).

Board members who are not "interested persons" of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust's Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

ADDITIONAL INFORMATION ABOUT TRUSTEES

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust's trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen); Member of Kansas Board of Regents (2007 to present)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (insurance)

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Chairman, Clay Co. Millenium Historical Commission; Director, Clay Co. Industrial Development Authority

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005); Trustee, Tanner Lectures on Human Values (1978-2005); Consultant, Huntsman Cancer Foundation (2000-2006)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	President and Chief Operating Officer, Graymark HealthCare (a NASDAQ listed company) (2008 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)	Director and Shareholder, Valliance Bank; Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (32 portfolios overseen)

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None

Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2009 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

INTERESTED TRUSTEES

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund's investment manager, WRIMCO, each Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WI Services Company), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR (2005 to present); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	Director of WRIMCO and IICO

Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	Director of WDR, WI Services Company and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009 as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust's principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)

Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WI Services Company (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

*This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT
Waddell & Reed InvestEd Portfolios

At its meeting on August 10, 11 and 12, 2009, the Trust's Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Trust with respect to each of Waddell & Reed InvestEd Growth Portfolio, Waddell & Reed InvestEd Balanced Portfolio and Waddell & Reed InvestEd Conservative Portfolio. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees' responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees' evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Trustees also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to each Portfolio's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Trustees' consideration of the continuance of the Management Agreement with respect to each Portfolio.

Nature, Extent and Quality of Services Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and also the overall fairness of the Management Agreement as to each Portfolio.

The Trustees considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio. The Trustees considered each Portfolio's performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable. The Trustees noted the independent fee consultant's finding that the Portfolios had generally strong and improving performance for the periods reviewed.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional Considerations with Respect to Each Portfolio

Balanced Portfolio

The Trustees considered that Waddell & Reed InvestEd Balanced Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Trustees considered that WRIMCO's management fee had been eliminated, the administrative and shareholder servicing fee and accounting services fee previously payable to WI Services Company ("WISC") had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio's expenses other than fees paid pursuant to the Portfolio's Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution and Service Plan").

Conservative Portfolio

The Trustees considered that Waddell & Reed InvestEd Conservative Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Trustees considered that WRIMCO's management fee had been eliminated, the administrative and shareholder servicing fee and accounting services fee previously payable to WISC had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio's expenses other than fees paid pursuant to the Portfolio's Distribution and Service Plan.

Growth Portfolio

The Trustees considered that Waddell & Reed InvestEd Growth Portfolio's total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2009.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio's management fee and overall expense ratio were lower than the Peer Group median. The Trustees considered that WRIMCO's management fee had been eliminated, the administrative and shareholder servicing fee and accounting services fee previously payable to WISC had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio's expenses other than fees paid pursuant to the Portfolio's Distribution and Service Plan.

Profitability and Economies of Scale

As noted above, the Trustees also considered that WRIMCO had contractually agreed to eliminate each Portfolio's investment management fee, WISC had agreed to eliminate each Portfolio's administrative and shareholder servicing fee and accounting services fee, and WRIMCO had agreed to reimburse or pay all of each Portfolio's expenses other than fees paid pursuant to the Portfolio's Distribution and Service Plan. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO's loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Trustees considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

  the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio's Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

SUMMARY OF INDEPENDENT FEE CONSULTANT'S REPORT

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WISC") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Trustees of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Fund to WRIMCO are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

In the IFC's 2009 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the process followed by the Disinterested Trustees and Waddell in connection with the renewal of each Fund's investment management agreement with WRIMCO, related materials, and the IFC's findings.

ANALYSIS OF THE PROCESS

The Report noted that each Board previously created a Special Compliance & Governance Committee ("Compliance Committee"), which is composed solely of Disinterested Trustees and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Trustees instructed independent legal counsel to the Disinterested Trustees, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. The Lipper Company ("Lipper") was asked to provide independently compiled comparative information about the Funds.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Trustees and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Trustees' August 2009 meetings.

ANALYSIS OF MATERIALS

The Disinterested Trustees received and considered informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Trustees through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Trustees. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Trustees also received and considered information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

The Report stated that, overall, the Funds reflect strong performance. The performance information was provided by Lipper and was based on March 31, 2009 data. For the three-year period ended March 31, 2009, the IFC noted that 86% of the Funds in the Advisors Fund Complex (Advisors Funds, Ivy Funds VIP Portfolios and InvestEd Portfolios together) were in the top two quintiles.1

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Trustees request additional information from WRIMCO regarding these Funds which the Disinterested Trustees reviewed. The Report noted that the on-going performance of these Funds will be subject to evaluation by both WRIMCO and the Board.

The Report noted that the IFC considered, with respect to service provided by WRIMCO affiliates, the internal statistics maintained by WISC to track shareholder service quality which showed continued improvement in 2009 and that WISC also retained Dalbar, Inc. to provide an independent quality assessment.

(2) Management Fees

The Report stated that information for this metric is drawn from the Lipper analysis and that the IFC compared the management fee for each Fund to its peer group.2 The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2008 to 2009. With respect to the Advisors Funds, the Report stated that, in aggregate, 45% of the Advisors Funds have management fees above their peer group median and that the IFC reviewed information that showed that 65% of the Advisors Funds have the same or have improved their ranking from 2008 to 2009 and that 35% of the Advisors Funds have a lower ranking. With respect to the Ivy Funds VIP Portfolios, the Report stated that, in aggregate, the majority of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that this was a slight improvement from last year when 65% of the Ivy Funds VIP Portfolios had management fees above their peer group median. With respect to the InvestEd Portfolios, the Report noted the first percentile ranking.

The Report also noted that certain Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report commented that Waddell's business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry. The Disinterested Trustees requested additional information from WRIMCO regarding future control of non-management expenses, which Waddell provided.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund trustees establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC Report noted that all Funds except money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

(4) Management Fees for Other Clients

The Report noted that the Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and therefore anticipated comparable contractual management fees. The Report stated that actual management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further noted that the Funds within Advisors Funds and Ivy Funds VIP that correspond to funds within the Ivy Fund Family having similar investment strategies also have comparable contractual management fees.

The Report noted that WRIMCO manages money for different types of clients in addition to mutual funds. These clients may include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors Funds and Ivy Funds VIP Portfolios. In most cases, the data provided by WRIMCO showed that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager compared to a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Cost and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the advisory contracts to advisors. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds and investment advisors. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell's parent company and other public companies in the investment business. The Report found that this analysis places Waddell's parent company near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the full Boards.
  The discussion which took place leading up to and at the Disinterested Trustees and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

1The Report concentrated on 3-year performance in comparison to the "performance universe". The "performance universe" consists of all retail and institutional funds within the same Lipper investment classification/objective as the subject fund regardless of asset size or primary channel of distribution
2The "peer group" consists of the subject fund and a representative sample of funds with similar expense attributes. Although there is no predetermined number, a "peer group" will typically consist of seven to 20 funds. Lipper uses six basic selection criteria including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, no duplicate advisors and expense components and attributes.

ANNUAL PRIVACY NOTICE
Waddell & Reed InvestEd Portfolios

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios ("Waddell & Reed") are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients' trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients' freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor's new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1-888-WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

PROXY VOTING INFORMATION
Waddell & Reed InvestEd Portfolios

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Waddell & Reed InvestEd Portfolios

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the InvestEd Portfolio's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

HOUSEHOLDING NOTICE
Waddell & Reed InvestEd Portfolios

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

  Fax your request to 800.532.2749.
  Write to us at the address listed on the back cover.
  Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

Waddell & Reed InvestEd Portfolios

Waddell & Reed InvestEd Growth Portfolio

Waddell & Reed InvestEd Balanced Portfolio

Waddell & Reed InvestEd Conservative Portfolio

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the Waddell & Reed InvestEd Portfolios' prospectus, or summary prospectus, if available, the InvestEd Plan Program Overview and the InvestEd Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor's or designated beneficiary's home state offers any state tax or other benefits that are only available for investments in such state's 529 college savings plan.

ANN-INVESTED (12-09)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2009, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2008	$24,900
	2009	17,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2008	$2,100
	2009	2,500

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2008	$5,100
	2009	5,400

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2008	$240
	2009	0

	These fees are related to the review of internal control.

(e) (1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g)

$7,440 and $7,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $140,462 and $224,036 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Item 1 Shareholder Report.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED INVESTED PORTFOLIOS
(Registrant)

By:	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2010

By:	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2010